                                                                   Exhibit 10(d)




                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of June 14, 1996 (this "Amendment"), to the 5-Year Credit Agreement, dated as of November 23, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Joseph E. Seagram & Sons, Inc. (the "Borrower"), J.E. Seagram Corp. (the "Guarantor"), the financial institutions from time to time parties thereto (the "Banks"), Bank of Montreal, Citibank, N.A. and Chemical Bank, as co-arrangers, Citibank, N.A., as syndication agent, Bank of Montreal, as documentation agent, and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement, as more fully described herein;

                  WHEREAS, the Banks are willing to amend such provisions of the Credit Agreement only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendment of Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by:

(a) deleting therefrom in their entireties the definitions of the terms "Applicable Margin," "Applicable Utilization Fee Rate" and "Facility Fee";

(b) inserting therein, in proper alphabetical order, the following new defined terms:

                           "Applicable Margin" means, for each day during the
                  Interest Period for each Eurodollar Rate Advance, the rate of interest per annum (expressed in basis points, i.e., 1/100 of 1%) set forth in Column B below opposite the category in Column A below which describes the Applicable Public Debt Rating in effect on such day:

       -----------------------------------------------------------------
                  Column A                         Column B
                  --------                         --------
       -----------------------------------------------------------------
                  Level 1                           12.50
       -----------------------------------------------------------------
                  Level 2                           15.00
       -----------------------------------------------------------------

       -----------------------------------------------------------------
                  Level 3                           20.00
       -----------------------------------------------------------------
                  Level 4                           25.00
       -----------------------------------------------------------------
                  Level 5                           42.50
       -----------------------------------------------------------------


                           "Applicable Utilization Fee Rate" means, for each
                  day, the rate of interest per annum (expressed in basis points, i.e., 1/100 of 1%) set forth in Column B below opposite the category in Column A below which describes the Applicable Public Debt Rating in effect on such day:

              -------------------------------------------------
              Column A                 Column B
              --------                 --------
              -------------------------------------------------
              Level 1                    0.00
              -------------------------------------------------
              Level 2                    0.00
              -------------------------------------------------
              Level 3                    0.00
              -------------------------------------------------
              Level 4                    7.50
              -------------------------------------------------
              Level 5                    7.50
              -------------------------------------------------


                           "Facility Fee" means, for each day, the rate per
                  annum (expressed in basis points, i.e., 1/100 of 1%) set forth in Column B below opposite the category in Column A below which describes the Applicable Public Debt Rating in effect on such day:

              -------------------------------------------------
              Column A                 Column B
              --------                 --------
              -------------------------------------------------
              Level 1                     7.00
              -------------------------------------------------
              Level 2                     7.50
              -------------------------------------------------
              Level 3                    10.00
              -------------------------------------------------
              Level 4                    12.50
              -------------------------------------------------
              Level 5                    20.00
              -------------------------------------------------


                  3. Amendment of Signature Pages. (a) Each Bank hereby agrees that the aggregate amount of the Commitments shall be increased to $2,000,000,000 and hereby agrees to provide a Commitment (as defined in the Credit Agreement) under the Credit Agreement in an amount up to the amount set forth opposite the signature of such Bank hereto; provided that any Bank which agrees to provide a Commitment (i.e., inserts an amount greater than $0) shall provide a Commitment of not less than $25,000,000.

                  (b) Each Bank hereby agrees that, simultaneously with the effectiveness of this Amendment, the Administrative Agent and the Borrower shall (in their sole discretion) reallocate the Commitments of the Banks such that the aggregate amount of the Commitments under the Credit Agreement shall be increased to $2,000,000,000. Notwithstanding the provisions of Section 9.06 of the Credit Agreement (which provisions hereby are waived to the extent necessary to permit such re-allocation and assignment), such re-allocation shall be deemed to be an assignment of the relevant portions of the Commitments of the Banks affected thereby on the Effective Date of this Amendment. Following the Effective Date hereof, (i) the Administrative Agent shall distribute to each Bank a schedule reflecting the new allocation of Commitments and (ii) the Commitment set forth for each Bank on its signature page to the Credit Agreement shall be deemed to have been amended (without any notice to or consent of the Borrower, any Bank or any other Person) to reflect the allocation set forth for such Bank in new schedule (with any Bank which has no allocation after the Effective Date then ceasing to be a "Bank" under the Credit Agreement).

                  (c) Notwithstanding anything to the contrary contained herein, the Commitment of each Bank (after giving effect to such re-allocation) shall not be greater than the amount set forth opposite its signature hereto and shall not be less than the lesser of (i) the amount set forth opposite its signature hereto and (ii) the aggregate amount of such Bank's Commitments under (and as defined in) the Credit Agreement and the 364-Day Credit Agreement immediately prior to the effectiveness of such re-allocation.

                  4. Extension of Termination Date. Notwithstanding anything to the contrary contained in the Credit Agreement, the Termination Date presently in effect shall be extended to the date which is the fifth anniversary of the Effective Date (as hereinafter defined), such that (unless terminated pursuant to Section 2.05, 2.08(b), 2.11(c), 2.13(h) or 6.01 of the Credit Agreement) the "Termination Date" for each Bank shall occur the later of the fifth anniversary of the Effective Date or the date to which the Commitment of such Bank is extended pursuant to Section 9.09 of the Credit Agreement.

                  5. Termination of 364-Day Credit Agreement. By its execution and delivery hereof, the Borrower hereby terminates the Commitments under (and as defined in) the 364-Day Credit Agreement. Each Bank hereby agrees to waive the provisions of Section 2.05 of the 364-Day Credit Agreement to the extent and only to the extent necessary to permit such termination to become effective on the Effective Date of this Amendment. Notwithstanding anything to the contrary contained herein or in the 364-Day Credit Agreement, any interest, fees and other amounts (other than principal) owing on account of the 364-Day Credit Agreement on such date of termination shall be due and payable on June 30, 1996 (or such later date upon which the 364-Day Credit Agreement shall terminate).

                  6. Representations and Warranties. Each of the Borrower and the Guarantor hereby confirms, reaffirms and restates the representations and warranties made by it which are set forth in Article IV of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each of the Borrower and the Guarantor represents and warrants that no Default or Event of Default has occurred and is continuing.

                  7. Effectiveness. This Amendment shall become effective (the date of such effectiveness being the "Effective Date") upon receipt by the Administrative Agent of the following:

                  (i) counterparts hereof, duly executed and delivered by the Borrower, the Guarantor and each Bank;

                  (ii) promissory notes in substantially the form of Exhibit A to the Credit Agreement, (the "A Notes"), referencing the Credit Agreement, as amended by this Amendment No. 1, drawn to the order of each of the respective Banks in the aggregate principal amount of each such Bank's Commitment as re-allocated pursuant to the foregoing paragraph 3 of this Amendment;

                  (iii) certified copies of the resolutions of the Board of Directors of each of the Borrower and the Guarantor approving the Credit Agreement, as amended by this Amendment No. 1, and (in the case of the Borrower) the Notes and (in the case of the Borrower and the Guarantor) all documents evidencing other necessary corporate action and governmental authorizations and approvals, if any, required in connection with the execution, delivery and performance of this Amendment by the Guarantor, and this Amendment and the Notes by the Borrower;

                  (iv) a signed copy of a certificate of the Secretary or an Assistant Secretary or other appropriate officer of each of the Borrower and the Guarantor certifying the names and true signatures of the officers of the Borrower and the Guarantor, respectively, authorized to sign this Amendment and, in the case of the Borrower, the Notes, and in each case the other documents or certificates to be delivered pursuant to this Amendment. The Administrative Agent and the Banks each may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Borrower or the Guarantor, as the case may be, cancelling or amending the prior certificate of the Borrower or the Guarantor, as the case may be, and submitting the signatures of the officers named in such further certificate;

                  (v) A favorable opinion of Simpson Thacher & Bartlett, New York counsel for the Borrower and the Guarantor, referencing the Credit Agreement, as amended by this Amendment No. 1, in form and substance reasonably satisfactory to the Administrative Agent, which opinion the Borrower and the Guarantor hereby instruct such counsel to prepare and deliver;

                  (vi) A favorable opinion of Barnes and Thornburg, special Indiana counsel for the Borrower, referencing the Credit Agreement, as amended by this Amendment No. 1, in form and substance reasonably satisfactory to the Administrative Agent, which opinion the Borrower and the Guarantor hereby instruct such counsel to prepare and deliver; and

                  (vii) A favorable opinion of Shearman & Sterling, special New York counsel for the Co-Agents and the Administrative Agent, referencing the Credit Agreement, as amended by this Amendment No. 1, in form and substance reasonably satisfactory to the Administrative Agent.

Notwithstanding anything to the contrary contained in the Credit Agreement, each of the Applicable Margin, Applicable Utilization Fee and Facility Fee shall accrue for each day from and after the Effective Date at the rates set forth herein.

                  8. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended herein, the provisions of the Credit Agreement are and shall remain in full force and effect. Without limiting the foregoing, the undersigned, J.E. Seagram Corp., a Delaware corporation, as Guarantor under
Section 8.01 (the "Guaranty") of the Credit Agreement, hereby consents to this Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                  9. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                        JOSEPH E. SEAGRAM & SONS, INC.


                                        By: /s/ Daniel R. Paladino
                                           -------------------------------------
                                           Name: Daniel R. Paladino
                                           Title: Vice President - Legal and
                                                  Environmental Affairs,
                                                  General Counsel and Secretary


                                        CHEMICAL BANK, as Administrative Agent
                                        and on behalf of each Bank


                                        By: /s/ Carol A. Ulmer
                                           -------------------------------------
                                           Name: Carol A. Ulmer
                                           Title: Vice President


                                        Name of Bank: CHEMICAL BANK


Maximum Commitment                      By: /s/ Carol A. Ulmer
   Amount:  $ 150,000,000                  -------------------------------------
                                           Name: Carol A. Ulmer
                                           Title: Vice President


                                        Name of Bank: ABN AMRO BANK


Maximum Commitment                      By: /s/ Frances O'R. Logan
   Amount:  $ 60,000,000                   -------------------------------------
                                           Name: Frances O'R. Logan
                                           Title: Vice President

                                        By: /s/ Margaret P. Hannahoe
                                           -------------------------------------
                                           Name: Margaret P. Hannahoe
                                           Title: Assistant Vice President

                                        Name of Bank: BANK OF AMERICA ILLINOIS


Maximum Commitment                      By: /s/ Ambrish D. Thanawala
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: Ambrish D. Thanawala
                                           Title: Authorized Officer


                                        Name of Bank: BANK OF MONTREAL


Maximum Commitment                      By: /s/ Thruston W. Pettus
   Amount:  $ 150,000,000                  -------------------------------------
                                           Name: Thruston W. Pettus
                                           Title: Director


                                        Name of Bank: BANK OF TOKYO-MITSUBISHI
                                                      TRUST COMPANY


Maximum Commitment                      By: /s/ Michael C. Irwin
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Michael C. Irwin
                                           Title: Vice President


                                        Name of Bank: BANQUE NATIONALE DE PARIS


Maximum Commitment                      By: /s/ Richard L. Sted
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: Richard L. Sted
                                           Title: Senior Vice President

                                        By: /s/ Sophie Revillard Kaufman
                                           -------------------------------------
                                           Name: Sophie Revillard Kaufman
                                           Title: Vice President


                                        Name of Bank: BANQUE PARIBAS


Maximum Commitment                      By: /s/ Ann C. Pifer
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: Ann C. Pifer
                                           Title: Vice President

                                        By: /s/ John J. McCormick, III
                                           -------------------------------------
                                           Name: John J. McCormick, III
                                           Title: Vice President

                                        Name of Bank: CIBC, INC.


Maximum Commitment                      By: /s/ J. Domkowski
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: J. Domkowski
                                           Title: Authorized Signatory


                                        Name of Bank: CITIBANK


Maximum Commitment                      By: /s/ Andrew R. Sriubas
   Amount:  $ 150,000,000                  -------------------------------------
                                           Name: Andrew R. Sriubas
                                           Title: Attorney-in-Fact


                                        Name of Bank: CREDIT LYONNAIS NEW YORK
                                                      BRANCH


Maximum Commitment                      By: /s/ Mark Campellone
   Amount:  $ 60,000,000                   -------------------------------------
                                           Name: Mark Campellone
                                           Title: Vice President


                                        Name of Bank: CREDIT SUISSE


Maximum Commitment                      By: /s/ Robert B. Potter
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Robert B. Potter
                                           Title: Member of Senior Management

                                        By: /s/ Lynn Allegaert
                                           -------------------------------------
                                           Name: Lynn Allegaert
                                           Title: Member of Senior Management

                                        Name of Bank: DEUTSCHE BANK AG, NEW YORK
                                                      AND/OR CAYMAN ISLAND
                                                      BRANCHES


Maximum Commitment                      By: /s/ Stephen A. Wiedemann
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: Stephen A. Wiedemann
                                           Title: Vice President

                                        By: /s/ Iain Stewart
                                           -------------------------------------
                                           Name: Iain Stewart
                                           Title: Assistant Vice President


                                        Name of Bank: DRESDNER BANK AG NEW YORK
                                                      AND GRAND CAYMAN BRANCHES


Maximum Commitment                      By: /s/ B. Craig Erickson
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: B. Craig Erickson
                                           Title: Vice President

                                        By: /s/ Lucas Missong
                                           -------------------------------------
                                           Name: Lucas Missong
                                           Title: Assistant Treasurer


                                        Name of Bank: ISTITUTO BANCARIO SAN
                                                      PAOLO DI TORINO SpA


Maximum Commitment                      By: /s/ Wendell Jones
   Amount:  $ 50,000,000                   -------------------------------------
                                           Name: Wendell Jones
                                           Title: Vice President

                                        By: /s/ Robert Wurster
                                           -------------------------------------
                                           Name: Robert Wurster
                                           Title: First Vice President

                                        Name of Bank: LLOYDS BANK PLC


Maximum Commitment                      By: /s/ A. Micklethwaite
   Amount:  $ 25,000,000                   -------------------------------------
                                           Name: A. Micklethwaite
                                           Title: Executive Officer M-141

                                        By: /s/ Stephen J. Attree
                                           -------------------------------------
                                           Name: Stephen J. Attree
                                           Title: Assistant Vice President


                                        Name of Bank: MELLON BANK, N.A.


Maximum Commitment                      By: /s/ Caroline R. Walsh
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Caroline R. Walsh
                                           Title: Assistant Vice President


                                        Name of Bank: MORGAN GUARANTY TRUST
                                                      COMPANY OF NEW YORK


Maximum Commitment                      By: /s/ Diana H. Imhof
   Amount:  $ 125,000,000                  -------------------------------------
                                           Name: Diana H. Imhof
                                           Title: Vice President


                                        Name of Bank: NATIONAL WESTMINSTER BANK
                                                      PLC


Maximum Commitment                      By: /s/ Anne Marie Torre
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Anne Marie Torre
                                           Title: Vice President


                                        Name of Bank: NATIONSBANK, N.A.


Maximum Commitment                      By: /s/ Eileen C. Higgins
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: Eileen C. Higgins
                                           Title: Vice President

                                        Name of Bank: PNC BANK, N.A.


Maximum Commitment                      By: /s/ Sarah McClintock
   Amount:  $ 0                            -------------------------------------
                                           Name: Sarah McClintock
                                           Title: Vice President


                                        Name of Bank: ROYAL BANK OF CANADA


Maximum Commitment                      By: /s/ Tom L. Gleason
   Amount:  $ 100,000,000                  -------------------------------------
                                           Name: Tom L. Gleason
                                           Title: Vice President


                                        Name of Bank: SOCIETE GENERALE


Maximum Commitment                      By: /s/ Bruce Drossman
   Amount:  $ 60,000,000                   -------------------------------------
                                           Name: Bruce Drossman
                                           Title: Vice President


                                        Name of Bank: SWISS BANK CORPORATION NEW
                                                      YORK BRANCH


Maximum Commitment                      By: /s/ Thomas R. Salzano
   Amount:  $ 0                            -------------------------------------
                                           Name: Thomas R. Salzano
                                           Title: Associate Director, Banking
                                                  Finance Support, N.A.

                                        By: /s/ James J. Diaz
                                           -------------------------------------
                                           Name: James J. Diaz
                                           Title: Director Banking Finance
                                                  Support, N.A.


                                        Name of Bank: THE BANK OF NEW YORK


Maximum Commitment                      By: /s/ Eliza S. Adams
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Eliza S. Adams
                                           Title: Vice President

                                        Name of Bank: THE BANK OF NOVA SCOTIA


Maximum Commitment                      By: /s/ Terry K. Fryett
   Amount:  $ 25,000,000                   -------------------------------------
                                           Name: Terry K. Fryett
                                           Title: Senior Relationship Manager


                                        Name of Bank: THE FIRST NATIONAL BANK OF
                                                      BOSTON

Maximum Commitment                      By: /s/ William F. Hamilton
   Amount:  $  35,000,000                  -------------------------------------
                                           Name: William F. Hamilton
                                           Title: Director


                                        Name of Bank: THE FIRST NATIONAL BANK OF
                                                      CHICAGO


Maximum Commitment                      By: /s/ Stephen E. McDonald
   Amount:  $ 35,000,000                   -------------------------------------
                                           Name: Stephen E. McDonald
                                           Title: First Vice President


                                        Name of Bank: THE FUJI BANK, LIMITED


Maximum Commitment                      By: /s/ Gina M. Kearns
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Gina M. Kearns
                                           Title: Vice President


                                        Name of Bank: THE INDUSTRIAL BANK OF
                                                      JAPAN TRUST COMPANY JAPAN


Maximum Commitment                      By: /s/ J. Kenneth Biegen
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: J. Kenneth Biegen
                                           Title: Senior Vice President

                                        Name of Bank: THE ROYAL BANK OF
                                                      SCOTLAND PLC


Maximum Commitment                      By: /s/ D. Dougan
   Amount:  $ 35,000,000                   -------------------------------------
                                           Name: D. Dougan
                                           Title: Vice President


                                        Name of Bank: THE SAKURA BANK, LIMITED


Maximum Commitment                      By: /s/ Yasuhiro Terada
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Yasuhiro Terada
                                           Title: Senior Vice President


                                        Name of Bank: THE SANWA BANK, LIMITED


Maximum Commitment                      By: /s/ Dominic J. Sorresso
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Dominic J. Sorresso
                                           Title: Vice President


                                        Name of Bank: THE SUMITOMO BANK, LIMITED


Maximum Commitment                      By: /s/ Yoshinori Kawamura
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Yoshinori Kawamura
                                           Title: Joint General Manager


                                        Name of Bank: THE TORONTO-DOMINION BANK


Maximum Commitment                      By: /s/ Jorge A. Garcia
   Amount:  $ 75,000,000                   -------------------------------------
                                           Name: Jorge A. Garcia
                                           Title: Manager - Credit
                                                  Administration

                                        Name of Bank: WELLS FARGO BANK, N.A.


Maximum Commitment                      By: /s/ Peter G. Olson
   Amount:  $ 35,000,000                   -------------------------------------
                                           Name: Peter G. Olson
                                           Title: Senior Vice President




ACKNOWLEDGED AND AGREED
as of the date first set forth above    :
- -----------------------------------------

J.E. SEAGRAM CORP.

By: /s/ Jeananne K. Hauswald
   -----------------------------------------------
   Name: Jeananne K. Hauswald
   Title:  Vice President and Treasurer